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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

        CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
         Date of Report (Date of earliest event reported) April 4, 2003

                        NOBEL LEARNING COMMUNITIES, INC.
             (Exact name of registrant as specified in its charter)

    Delaware                            1-10031              22-2465204
------------------                ---------------------      -------------------
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation)                                            Identification No.)


1615 West Chester Pike
West Chester, PA                                       19382
                                                       ----------
(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code: (484) 947-2000
                                                   ---------------

                                       N/A
      ====================================================================
          (Former name or former address, if changed since last report)

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Item 5.  Other Events.

     On April 4, 2003, Nobel Learning Communities, Inc. issued a press release announcing several changes and performance indications at its Annual Meeting of Stockholders held on April 2, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

Item 7(c). Exhibits.

Exhibit 99.1 Press Release issued on April 4, 2003 announcing several changes and performance indications at Nobel Learning Communities, Inc.'s Annual Meeting of Stockholders held on April 2, 2003.

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     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         NOBEL LEARNING COMMUNITIES, INC.


Date: April 3, 2003                By: /s/ A.J. Clegg
                                      ----------------------------------
                                      A.J. Clegg
                                      Chairman and Chief Executive Officer



                                  Exhibit Index

Exhibit No.      Description
----------       -----------

99.1 Press Release issued on April 4, 2003 announcing several changes and performance indications at its Annual Meeting of Stockholders held on April 2, 2003.